FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         This First Amendment to Employment Agreement date effective January 1, 1997, amends that certain Employment Agreement ("Employment Agreement") by and among Cinergy Corp., a Delaware corporation ('"Cinergy"), Cinergy Services, Inc., a Delaware corporation ("Cinergy Service"), Cinergy Investments, Inc., a Delaware corporation ("Cinergy Investments"), The Cincinnati Gas & Electric Company, an Ohio corporation ("CG&E"), PSI Energy, Inc., an Indiana corporation ("PSI"), and William J. Grealis (the "Executive") dated effective January 1, 1995. Cinergy, Cinergy Services, Cinergy Investments, CG&E, and PSI will sometimes be referred to in this First Amendment to Employment Agreement collectively as the "Corporation." This First Amendment to Employment Agreement amends the Employment Agreement as follows:

1. The substantive provisions of Section 1(b) are deleted in their entirety and replaced with the following:

"The Employment Period of the Executive as provided in Section 1(a) will commence on January 16, 1995 (the "Effective Date") and shall continue until June 30, 2000; provided, however; commencing on January 1, 1998, and each January 1 thereafter (the "Renewal Date"), the Employment Period of this Employment Agreement shall automatically be extended for one (1) additional year if neither the Corporation nor the Executive shall have given between December 1 and December 15 prior to each applicable Renewal Date written notice to the other of its intent to terminate this Employment Agreement."

2. Section (5)(a)(iii)(1)(B) is hereby amended by deleting the words "two (2) times the sum" and substituting the words "three (3) times the sum."

3. Section (5)(a)(iii)(2) is hereby amended by deleting the words "twenty-four month period" wherever it appears in Section (5)(a)(iii)(2) and substituting the words "thirty-six (36) month period."

4. All other provisions of the Employment Agreement remain unchanged by this First Amendment to Employment Agreement.

IN WITNESS WHEREOF, the Executive and the Corporation have caused this First Amendment to Employment Agreement to be executed effective as of the day and year first written above.


CINERGY CORP., CINERGY SERVICES, INC.,
   CINERGY INVESTMENTS, INC., THE
CINCINNATI GAS & ELECTRIC COMPANY,
        and PSI ENERGY, INC.



By:  _____________________________
            James E. Rogers
           Vice Chairman and
        Chief Executive Officer

Dated:  ___________________________



             EXECUTIVE



---------------------------------
        William J. Grealis

Dated:  ___________________________